UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2025

Chesapeake Granite Wash Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	000-35343	45-6355635
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 601 Travis Street, Floor 16 Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(512) 236-6555 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01	Other Events.

As previously disclosed by Chesapeake Granite Wash Trust (the “Trust”) in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (the “Quarterly Report”) that was filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2024, subsequent to the filing of the Quarterly Report, the Trust has ceased voluntary filing periodic reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. Although the Trust has ceased filing reports with the SEC, the Trust intends to make financial and certain other information regarding the Trust available on the investors section of its corporate website, at http://chkgranitewashtrust.com/, in accordance with the provisions of the Amended and Restated Trust Agreement of the Trust, and to cause such information also to be posted through the OTC Disclosure & News Services that is operated by the OTC Markets Group Inc. (“OTC Markets”). The Trust’s common units have been quoted for trading on the OTC Markets Pink Open Market (“OTC Pink”) since March 2, 2020, and the Trust intends to continue making publicly available information called for under Rule 15c2-11 of the Exchange Act and the guidelines of the OTC Markets in order to enable the common units to remain quoted by brokers on the OTC Pink under the current symbol “CHKR”.

Cautionary Language Regarding Forward-looking Statements

This Current Report on Form 8-K includes “forward-looking statements” about the Trust and the Trust’s common units. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding the eligibility for, and actual, continued trading of the Trust’s common units on the OTC Pink. Actual outcomes and results may differ materially from those projected by the forward-looking statements. Whether actual results and developments will conform with the expectations implied by such forward-looking statements is subject to a number of risks and uncertainties, including the risk factor discussed in Item 1A of Part II of the Quarterly Report. The actual results or developments anticipated may not be realized or, even if substantially realized, may not have the expected consequences to or effects on the Trust or the Trust’s common units. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in such forward-looking statements. The Trust undertakes no obligation to publicly update or revise any forward-looking statements and expressly disclaims any obligation to do so, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE GRANITE WASH TRUST

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., Trustee

Date: March 7, 2025	By:	/s/ Sarah Newell
Sarah Newell
Vice President

The registrant, Chesapeake Granite Wash Trust, has no principal executive officer, principal financial officer, board of directors or persons performing similar functions. Accordingly, no additional signatures are available, and none have been provided. In signing the report above, the Trustee does not imply that it has performed any such function or that such function exists pursuant to the terms of the Trust Agreement under which it serves.